UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2006

                           HUDSON HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                        0-9587               20-3766053
(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)       Identification Number)

  525 WASHINGTON BLVD., SUITE 3600
       JERSEY CITY, NEW JERSEY                                     10520
(Address of principle executive offices)                        (Zip Code)

(Registrant's telephone number, including area code) (201) 216-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communication pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 15, 2006, the Board of Directors of Hudson Holding Corporation (the "Company") approved the following non-qualified stock option grants to the non-employee Directors of the Company under the 2005 Stock Option Plan of Hudson Holding Corporation. Each of the option grants has a deemed execution date of October 26, 2006. The options shall (1) be exercisable at $1.15 per share of common stock, the closing price of the common stock on August 15, 2006; (2) be immediately vested as of August 15, 2006; and (iii) expire on August 14, 2011.

       ----------------------------------------- -------------------------
       Name                                      Shares Underlying
                                                 Stock Option Grant
       ----------------------------------------- -------------------------
       Peter J. Zugschwert                       10,000
       ----------------------------------------- -------------------------
       Carmine V. Chiusano                       10,000
       ----------------------------------------- -------------------------
       Joanne Vivian Landau                      10,000
       ----------------------------------------- -------------------------

A form of the non-qualified stock option agreement, pursuant to which each non-employee Director was granted the options described above, is attached hereto as Exhibit 10.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

10.1 Form of Non-qualified stock option Agreement under the 2005 Stock Option Plan of Hudson Holding Corporation


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HUDSON HOLDING CORPORATION

                                           By: /s/ Keith Knox
                                               ---------------------------------
                                               Name:  Keith Knox
                                               Title: President

Dated: October 31, 2006


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

                                  EXHIBIT INDEX

10.1 Form of Non-qualified stock option Agreement under the 2005 Stock Option Plan of Hudson Holding Corporation